SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)       July 27, 2001
                                                --------------------------------

                         CYFIT WELLNESS SOLUTIONS, INC.
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             (Exact name of registrant as specified in its charter)

        Nevada                          0-32117                91-1985634
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(State or other jurisdiction          (Commission          (IRS Employer
 of incorporation)                     File No.)            Identification No.)


                       225 Oser Drive, Happaugue, NY 11788
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Registrant's telephone number, including area code     (631) 851-7000
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

Item 4.           Changes in Registrant's Certifying Accountants.

                  On July 27, 2001 we notified James E. Scheifley & Associates, P.C. ("Scheifley") that they would not be engaged to audit our financial statements for our 2001 fiscal year. This matter was approved by our board of directors.

                  Scheifley's report on our financial statements for the two most recent fiscal years ended August 31, 2000 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

                  During our two most recent fiscal years ended August 31, 2000 and the subsequent interim periods preceding July 27, 2001, there were no disagreements with Scheifley on matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Scheifley, would have caused Scheifley to make reference to the subject matter of the disagreements in connection with its reports.

                  On July 27, 2001, we appointed Moore Stephens, P.C. as our independent audit firm for our 2001 fiscal year.

Item 7.           Financial Statements and Exhibits.

                  (c)  Exhibits

                  Exhibit 16.1 - Letter regarding change in certifying accountants.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Act of 1934, the

Registrant has duly caused report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CYFIT WELLNESS SOLUTIONS, INC.



                                              By: /s/ EUGENE FERNANDEZ
                                                  ------------------------------
July 27, 2001                                     Eugene Fernandez
                                                  President